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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                January 12, 2001

                          BEACON CAPITAL PARTNERS, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


         Maryland                     000-24905                 04-3403281
    ------------------             ----------------           ---------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


          One Federal Street, 26th Floor, Boston, Massachusetts, 02110
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 457-0400
                                 --------------



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Item 5.  Other Events
---------------------

     On January 12, 2001, Beacon Capital Partners, Inc. ("Beacon") issued a press release announcing that they had entered into a contract to sell Technology Square, located in Cambridge, Massachusetts, to the Massachusetts Institute of Technology ("MIT"). The purchase price was determined in arms-length negotiations between MIT and Beacon. The closing of the agreement is subject to, among other things, the completion of due diligence by MIT, which has not yet been completed. If the transaction comes to fruition, the closing is expected to occur in early February 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     (c) Exhibits

     Exhibit 99.1 - Press Release of Beacon Capital Partners, Inc., dated
                    January 12, 2001


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                   BEACON CAPITAL PARTNERS, INC.


Date:  January 19, 2001                            By: /s/ Randy J. Parker
                                                      --------------------------
                                                      Randy J. Parker
                                                      Senior Vice President and
                                                        Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

Exhibit 99.1 Press Release of Beacon Capital Partners, Inc., dated January 12, 2001